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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report  (Date of earliest event reported)          September 7, 2001
                                                     ---------------------------

                             VendingData Corporation
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               (Exact name of Registrant as specified in charter)

                                     Nevada
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                 (State or other jurisdiction of incorporation)

         000-25855                                         91-1696010
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  (Commission File Number)                     (IRS Employee Identification No.)

 6830 Spencer Street, Las Vegas, Nevada                              89119
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(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code     (702) 733-7195
                                                   ---------------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

         Effective September 7, 2001, Richard S. Jaslow resigned from the Board of Directors of VendingData Corporation due to other time commitments.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Businesses Acquired.

                  Not Applicable.

         (b)      Pro Forma Financial Information.

                  Not Applicable.

         (c)      Exhibits.

                  Not Applicable.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    VENDINGDATA CORPORATION



Date: September 10, 2001            By:    /s/ Stacie L. Brown
                                           -------------------------------------
                                           Stacie L. Brown, Attorney-In-Fact
                                           for Steven J. Blad
                                    Its:   President and Chief Executive Officer


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